Exhibit 99.1

Corporate Overview © Knightscope, Inc. 2025. All rights reserved. MAKE AMERICA THE SAFEST COUNTRY IN THE WORLD

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Knightscope, Inc. (“Knightscope” or the “Company”). Forward-looking statements contained in this presentation and other communications include, but are not limited to, statements about the Company’s financial results, outlook, near- and long-term revenue opportunity and goals, profitability, growth, prospects, future products and services, industry and technology developments, and potential addressable market. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative of these words, and similar expressions are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and on information currently available to our management and, as a result, are subject to risks and uncertainties, some of which cannot be predicted or quantified. Knightscope cannot assure you that the results, events, and circumstances reflected in the forward-looking statements in this presentation will be achieved or occur. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including those described in the section captioned “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission. the "SEC") and in our other filings with the SEC. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect our expectations, plans, or forecasts of future events and views as of the date of this presentation. We anticipate that subsequent events and developments will cause our assessments to change. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Additional risks and uncertainties are identified and discussed in Knightscope’s disclosure materials filed from time to time with the SEC which are available at the SEC’s website at www.sec.gov or on Knightscope’s Investor Relations website at ir.knightscope.com. FINANCIAL DISCLOSURE ADVISORY This presentation contains certain estimated preliminary financial results for the fourth quarter and fiscal year ended December 31, 2024. These estimates are based on the information available to the Company at this time. The Company's financial closing procedures for the fourth quarter and full year 2024 are not yet complete and, as a result, actual results may vary from the estimated preliminary results presented here due to the completion of the Company's financial closing and audit procedures. The estimated preliminary financial results have not been audited or reviewed by the Company's independent registered public accounting firm. These estimates should not be viewed as a substitute for the Company's full interim or annual financial statements. Accordingly, you should not place undue reliance on this preliminary data. TRADEMARKS Knightscope owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Knightscope, or an endorsement or sponsorship by or of Knightscope. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Knightscope will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

WE STOP CRIMINALS .. MAKE AMERICA THE SAFEST COUNTRY IN THE WORLD

At a Glance Founded 2013 Employees 70 Headquarters Mountain View, CA Machines in Network ~10,000 Market Capitalization $53.1M (as of Dec 31, 2024) Estimated Cash $11M (end 2024 estimate) Estimated Revenue $11M (end 2024 estimate) Knightscope, Inc. (NASDAQ: KSCP) is a public safety innovator headquartered in Silicon Valley on a long-term mission to make America the safest country in the world. • We design, engineer, manufacture, deploy and monitor cutting-edge autonomous machines and software applications utilized by businesses and governments nationwide • Our advanced technology is used to deter, detect and report criminal activity to better protect the places people live, work, study and visit – targeting an estimated $230 billion TAM • First mover advantage with 3+ million hours of autonomous operations across the country • Achieved Authority to Operate (“ATO”) with U.S. Federal Government poised for long-term sustainable and profitable growth • Next generation new products under development include the K7 Autonomous Security Robot and the K1 Super Tower to be launched in 2026 NOTE: Based on preliminary unaudited information and management estimates for the year ended December 31, 2024, not a comprehensive statement of the Company's financial results as of and for the fiscal year ended December 31, 2024, and subject to completion of the Company's financial closing procedures. The Company's independent registered public accounting firm has not conducted an audit or review of and does not express an opinion or any other form of assurance with respect to, this preliminary estimate. See slide 2. Source: Company estimates and public sources. See Appendix.

THE PROBLEM MAKE AMERICA THE SAFEST COUNTRY IN THE WORLD

• Security guards cost businesses $25 to $65 per hour ($220K - $570K per year for 24/7 coverage) • Police officers cost communities $50 to $150 per hour ($438K - $1.3M for 24/7 coverage) • 24/7 post requires 4 humans as not possible to triple shift people EXPENSIVE INEFFICIENT POOR RESULTS • Every 26 seconds a violent crime occurs somewhere in the country • Every 5 seconds a property crime occurs somewhere in a community • Vehicle thefts increased by 12.6% in 2023 • Public safety is now a nationwide crisis plaguing communities • 100% to 400% employee turnover rates for security guards making quality and consistency in service impossible • Police officer retention crisis with 10% to 30% vacancy rates • Lack of real-time intelligence and insufficient physical deterrence Existing Public Safety Infrastructure Source: Company estimates and public sources. See Appendix.

Annual negative economic impact of crime in the U.S. $2.6 Trillion Source: Company estimates and public sources. See Appendix.

OUR TECHNOLOGY MAKE AMERICA THE SAFEST COUNTRY IN THE WORLD

Crime Fighting Technology

KNIGHTSCOPE

ASR ECD

- **Autonomous Security Robots (ASR)** patrol to deter criminal acts and provide real-time video + audio insights on incidents
- **Emergency Communication Devices (ECD)** provide instant access to emergency services in times of need

↔

KSOC KEMS

- Real time information through **Knightscope Security Operations Center (KSOC)** and **Knightscope Emergency Management System (KEMS)** software applications
- Up to 200+ terabytes of data generated per annum per machine

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RTX KNOC

- **Risk & Threat Exposure (RTX)** team adds 24/7 humans-in-the-loop to provide vetted intelligence and reduce false alarms
- **Knightscope Network Operations Center (KNOC)** team actively monitor robot health to ensure continuity in operations

HARDWARE + SOFTWARE + HUMANS

Physical A.I. Physical Presence Announcements Strobe Lights Blue Light Signage HD Video Live Audio People Faces Vehicles Plates Thermal Signals Gunshots Real Time Alerts Human-in-the-Loop Escalations Daily Reports Quarterly Reviews DETER + DETECT + REPORT

• Autonomous Security Robot annual subscriptions are $1 to $11 per hour • Emergency Communication Devices are $5,000 to $12,000 product sales (with service agreements charged separately) COST EFFECTIVE EFFICIENT REAL RESULTS • Clients have renewed subscriptions from 2 years up to 8 years consecutively • Numerous crime fighting wins • Public safety now has a path forward to the future of safer communities • No employee turnover or vacancy issues • Technology doesn’t sleep and is triple shifted operating 24/7/365 • Provides real-time on-site intelligence and a physical deterrence Knightscope: The Future of Public Safety

OUR CLIENTS MAKE AMERICA THE SAFEST COUNTRY IN THE WORLD

$57B
Public Safety & Government
$38B
Retail & Hospitality
$37B
Critical Infrastructure
$34B
Enterprise
$21B
Education
$20B
Transit & Smart Cities
$18B
Residential & Community Security
$7B
Healthcare

$230 BILLION

CY2025 TAM

TOTAL ADDRESSABLE MARKET

Public Safety & Government
Law Enforcement
Correctional Facilities
Border Security
Military Bases
Critical Government Infrastructure

Enterprise
Corporate Campuses
Industrial & Manufacturing
Logistics & Warehousing
Commercial Real Estate
Data Centers

Critical Infrastructure
Energy & Utilities
Telecommunications
Water & Wastewater Facilities
Seaports & Transportation Hubs

Retail & Hospitality
Shopping Malls & Retail Centers
Casinos & Gaming Facilities
Hotels & Resorts
Stadiums & Event Venues
Parking Lots & Structures

Healthcare
Hospitals
Medical Centers

Education
K-12 Schools & Campuses
Colleges & Universities
Training Centers & Research Facilities

Transit & Smart Cities
Airports
Rail & Transit Hubs
Parks & Public Spaces
Smart City Surveillance Networks

Residential & Community Security
Apartments & Condominiums
Homeowner Associations (HOAs)
Subdivisions & Gated Communities
Mixed-Use Developments

Source: Company estimates and public sources. See Appendix.

Broad Client Base LIVE Apartments Condominiums Homeowner Associations Mixed Use Subdivisions WORK Corporate Campuses Commercial Real Estate Government Industrial Logistics Facilities Manufacturing Plants STUDY K-12 Schools Universities Training Centers CRIME can occur in all the places that are important to people Knightscope technologies operate 24/7/365 to PROTECT these places VISIT Airports Casinos Hospitals Hotels Parking Parks Rail Retail Storage

Diversified Business Model BLENDED model with strong recurring revenue and transactional sales Ensures stability and growth potential RECURRING REVENUE ASR Machine-as-a-Service (MaaS) Knightscope Network Operations Center (KNOC) Risk & Threat Exposure (RTX) Knightscope Emergency Management System (KEMS) ECD Full-Service Maintenance (FSM) TRANSACTIONAL REVENUE Blue Light Towers Blue Light Emergency Phones Call Boxes Retrofit Kits HIGH MARGINS EXPANSION POTENTIAL

We Protect the Places You LIVE WORK STUDY VISIT

OUR GROWTH STRATEGY MAKE AMERICA THE SAFEST COUNTRY IN THE WORLD

Moonshot FUTURE AI DRIVEN Public Safety Infrastructure is Advanced and Intelligent 1 million law enforcement professionals 1.5 million security guards 85 million cameras 300,000law enforcement vehicles EXISTING Public Safety Infrastructure is Archaic and Fragmented ROBOTS WILL BE EVERYWHERE. Additional 1 million machines-in-network that can see, feel, hear, smell, speak and autonomously cooperate to support the 2.5 million human officers and guards 24/7/365

Key Growth Drivers U.S. Federal Government Growth • Deployed first K5 GOV at U.S. Dept of Veterans Affairs, • Won U.S. Air Force Phase 1 contract • Achieved Authority to Operate (“ATO”) across federal agencies • Establishing Washington Office to drive business development, government relations and strategic communications Growth Led by New Products • Alpha Prototype of K7 Autonomous Security Robot completed, Beta Prototypes in 2025, targeting production in 2026 • Accelerated product development schedule for K1 Super Tower with Alpha and Beta Prototypes in 2025, targeting production in 2026 • Plan to significantly grow top line revenue profitably Organic and Inorganic Growth • Partnered with Verizon Frontline advanced telecommunications network for first responders to drive growth • Scaling ASR and ECD business in healthcare, gaming, industrial, real estate, education, transportation and government • Acquisition(s) and partnership(s) opportunities being vetted

FINANCIAL OVERVIEW MAKE AMERICA THE SAFEST COUNTRY IN THE WORLD

Balance Sheet ü Converted outstanding preferred stock to common ü Eliminated outstanding warrants with toxic terms ü Raised over $40M (2024) Corporate Governance ü New Board of Directors with industry experience ü Increased authorized shares ü Eliminated preferred share class ü Updated capital structure to align with peers Operations ü Outsourced non-core field technician services ü Cut management team by one 1/3rd (2024) ü Reduced G&A payroll expense by 1/3rd (2024) ü Established new manufacturing process ü Recruited new sales team and accounting teams ü R&D investment in new technology platforms ü Positioned for long-term sustainable growth ü Initiated facility consolidation ü Kicked off search for new headquarters Financial Overview • 2024 and first 2 quarters of 2025 focused on fundamental restructuring of the business to better align with market and opportunities given proven technology • Deep financial review of income statement activities to optimize operations • Significant balance sheet improvements to set strong foundation for growth • Executed and planned changes to yield near-term choppy results intended to set the stage for growth in 2026 • Recurring revenue for recurring societal problem targeting to grow over time

Management



William Santana Li
Chairman and CEO

- Seasoned entrepreneur and former executive at Ford Motor Company
- Founder and Chief Operating Officer of GreenLeaf, which became the world's 2nd largest automotive recycler (now NASDAQ: LKQ)



Mercedes Soria
EVP and CIO | CISO

- Award winning former Deloitte software engineering leader with deep experience in enterprise, artificial intelligence and startups



Aaron J Lehnhardt
EVP and Chief Design Officer

- Former Ford Motor Company senior designer, digital design expert and Alias 3D instructor at College for Creative Studies



Apoorv S Dwivedi
EVP and Chief Financial Officer

- Extensive finance, corporate and startup experience and former GE Finance, Cox Automotive, Sears and Nxu



Jason M Gonzalez
SVP Client Development

- Seasoned security professional with 20+ years of experience and former Whelen Security, G4S, Honeywell, and Tyco Integrated Security



Ronald J Gallegos
SVP Client Experience

- Seasoned security professional with 20+ years of experience and former AlliedBarton, G4S, Securitas and Geofeedia

EXPERTISE

Domain Experts
Management team has **5 to 11** years of operating experience scaling up Knightscope since inception and are prepared to fuel the next stage of growth

Execution
Design, development, operations, commercialization, acquisitions

Public Company Governance
Proven executive experience at multiple public companies

Board of Directors William Santana Li Chairman and CEO Robert A. Mocny Independent Director Melvin W. Torrie Independent Director William G. Billings Independent Director

NASDAQ: KSCP MAKE AMERICA THE SAFEST COUNTRY IN THE WORLD JOIN US AND BE A FORCE FOR GOOD

Existing Public Safety Infrastructure Sources: https://www.pewresearch.org/short-reads/2024/04/24/what-the-data-says-about-crime-in-the-us https://www.pewresearch.org https://cde.ucr.cjis.gov/LATEST/webapp/#/pages/home https://www.pewresearch.org/short-reads/2024/04/24/what-the-data-says-about-crime-in-the-us/ www.fbi.gov Negative Impact of Crime Sources: https://news.vanderbilt.edu/2021/02/05/new-research-examines-the-cost-of-crime-in-the-u-s-estimated-to-be-2-6-trillion-in-a-single-year 2025 U.S. TAM Sources: • IBISWorld – Security Services Industry in the U.S. (2024) • MarketsandMarkets – Autonomous Security Robots Market Forecast, 2023–2028 (December 2023) • Allied Market Research – Emergency Communication Systems Market Growth Analysis, 2023–2030 (January 2024) • Frost & Sullivan – AI-Driven Security & Surveillance Trends, 2024 (February 2024) • DHS & FBI Annual Reports – U.S. Public & Private Sector Security Spending Estimates (2023) • National Institute of Standards and Technology (NIST) – AI & Robotics in Public Safety: Market Growth Report (2023) • Homeland Security Research Corp. – Critical Infrastructure Protection & Perimeter Security Market Outlook, 2023-2028 (October 2023) • American Public Transportation Association (APTA) – Rail & Transit Security Spending Projections (2023) • Commercial Real Estate Development Association (NAIOP) – Corporate Campus & Industrial Security Market Trends (2024) • National Retail Federation (NRF) – Retail Security & Loss Prevention Spending Report (2023) • American Gaming Association (AGA) – Casino & Hospitality Security Expenditures, 2023-2027 (November 2023) • National Center for Education Statistics (NCES) – K-12 & Higher Education Campus Security Budgets (2023) • National Apartment Association (NAA) – Multifamily Housing Security Market & Crime Prevention Strategies (2023) • Urban Land Institute (ULI) – Residential & Mixed-Use Development Security Trends (2023) • Company Estimates – Knightscope’s proprietary market projections based on customer demand, RFP data, and competitive landscape Appendix